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                                                                  EXHIBIT 10.9

SILICON VALLEY BANK LOGO

                              AMENDED SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:       INTERPORE INTERNATIONAL
ADDRESS:        181 TECHNOLOGY DR.
                IRVINE, CALIFORNIA  92718

BORROWER:       INTERPORE ORTHOPAEDICS, INC.
ADDRESS:        181 TECHNOLOGY DR.
                IRVINE, CALIFORNIA  92718

DATE:           JULY 25, 1996

CREDIT LIMIT (Section 1.1):           An amount not to exceed $5,000,000 at any
                                      one time outstanding.

    LETTER OF CREDIT SUBLIMIT         Silicon, in its reasonable discretion,
                                      will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed
                                      $250,000, upon the request of the
                                      Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify
                                      (the "Letter of Credit Documentation").
                                      Fees for the Letters of Credit shall be
                                      as provided in the Letter of Credit
                                      Documentation.

                                      The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE (Section 1.2):          A rate equal to the "Prime Rate" in
                                      effect from time to time, calculated on
                                      the basis of a 360-day year for the
                                      actual number of days elapsed.  "Prime
                                      Rate" means the rate announced from time to time by Silicon as its "prime rate;"
                                      it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE
(Section 5.1):                        JULY 5, 1997.

PRIOR NAMES OF BORROWER,
(Section 3.2):                        REPLAM CORPORATION
                                      ------------------


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SILICON VALLEY BANK          AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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TRADE NAMES OF BORROWER,
(Section 3.2):                        NONE
                                      ----

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):                        12651 S. Dixie Hwy, Suite 317, Miami, FL
                                      33156;
                                      3059 Forrest Hill Irene, Germantown,
                                      TN  38138;
                                      1700 Alma, Suite 260, Plano, TX  75075;
                                      18005 Sky Park Circle; Irvine, CA 92714.

NEGATIVE COVENANTS-
EXCEPTIONS (Section 4.6):             Without Silicon's prior written consent,
                                      Interpore International may: (i) merge
                                      with another corporation, provided
                                      Interpore International is the surviving corporation in such merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Interpore
                                      International's Tangible Net Worth (as
                                      defined below) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens;
                                      (ii) acquire the assets of another
                                      corporation or entity, provided the
                                      aggregate purchase price paid does not
                                      exceed 25% of Interpore International's
                                      Tangible Net Worth (as defined below) as of the end of the month prior to the effective date of the acquisition, and the assets acquired are not subject to any liens or encumbrances, except Permitted
                                      Liens; (iii) enter into an agreement to
                                      borrow money in an amount less than 25% of Interpore International's Tangible Net
                                      Worth (as defined below) as of the end of the month prior to the effective date of the loan agreement and the date of any borrowing thereunder; and (iv) make loans to, or guaranty indebtedness of, employees and officers of the Borrower provided that the aggregate amount of such indebtedness and guaranties shall not exceed $50,000 outstanding at any time.

FINANCIAL COVENANTS                   Interpore International shall at all times
(Section 4.1):                        comply with all of the following 4.1):
                                      covenants, on a consolidated basis.
                                      Compliance shall be determined quarterly, except where otherwise specifically provided below.

             QUICK ASSET RATIO:       Interpore International
                                      shall at all times maintain a
                                      ratio of "Quick Assets" to
                                      current liabilities of not
                                      less than 1.75 to 1 .

             TANGIBLE NET WORTH       Interpore International
                                      shall maintain a tangible net
                                      worth of not less than
                                      $17,000,000.

             DEBT TO TANGIBLE
             NET WORTH RATIO:         Interpore International
                                      shall at all times maintain a ratio of
                                      total liabilities
                                      to tangible net worth of not more than
                                      1.0 to 1.

             PROFITABILITY            Interpore International
                                      shall not incur a loss (after
                                      taxes) in any fiscal quarter
                                      or in any fiscal year, except
                                      that Interpore International
                                      may incur a loss (after
                                      taxes) in a maximum of one
                                      fiscal quarter, provided that
                                      such loss does not exceed
                                      $500,000.

             DEFINITIONS:             "Tangible net worth" means the excess of
                                      total assets over total liabilities,
                                      determined in accordance with generally
                                      accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting

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                                      principles, including without limitation
                                      goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licences and franchises.

                                      "Quick Assets" means cash on hand or on
                                      deposit in banks, readily marketable
                                      securities issued by the United States,
                                      readily marketable commercial paper rated
                                      "A-1" by Standard & Poor's Corporation
                                      (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

    DEFERRED REVENUES:                For purposes of the above quick asset
                                      ratio, deferred revenues shall not be
                                      counted as current liabilities.  For
                                      purposes of the above debt to tangible
                                      net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

    SUBORDINATED DEBT:                "Liabilities" for purposes of the
                                      foregoing covenants do not include
                                      indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS (Section 4.1):
                                      Borrower shall at all times comply with
                                      all of the following additional covenants:

                                      1.   BANKING RELATIONSHIP.  Interpore
                                      International shall at all times maintain its bank accounts and its primary banking relationship with Silicon.

                                      2.  INDEBTEDNESS.  Without limiting any
                                      of the foregoing terms or provisions of
                                      this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $1,500,000 (in the aggregate for both Borrowers) at any time outstanding.

                                      3.  ACCOUNTS RECEIVABLE AGINGS.  If there
                                      are any Loans outstanding as of the end
                                      of any calendar month, within 30 days
                                      after the end of such calendar month
                                      Borrower shall provide Silicon with an
                                      aged



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SILICON VALLEY BANK          AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                                      listing of Borrower's accounts receivable
                                      in form satisfactory to Silicon.

Borrower:                                       Borrower:

INTERPORE INTERNATIONAL                         INTERPORE ORTHOPAEDICS, INC.


By  /s/ DAVID C. MERCER                         By  /s/ DAVID C. MERCER
   ---------------------------                     ------------------------
        [Vice] President                               [Vice] President

By  /s/ RICHARD HARRISON                        By  /s/ RICHARD HARRISON
   ---------------------------                     ------------------------
       [Ass't] Secretary                              [Ass't] Secretary


Silicon:

SILICON VALLEY BANK


By  /s/ KITTRIDGE CHAMBERLAIN
   ---------------------------
Title   Vice President
      ------------------------



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